UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GAMESQUARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GAMESQUARE HOLDINGS, INC.

6775 Cowboys Way, Ste. 1335

Frisco, Texas 75034

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Central Time on October 22, 2026

Dear GameSquare Holdings, Inc. Stockholder:

You are cordially invited to attend our special meeting of stockholders (the “Special Meeting”), which will be held on October 22, 2026 at 12:00 p.m. Central Time. The Special Meeting will be conducted virtually via live webcast. You will be able to vote and submit your questions during the meeting by visiting https://meetnow.global/MDS5HNF. Please have your notice or proxy card in hand when you visit the website. During the Special Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1. To approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of our Common Stock, issuable pursuant to that certain Contribution Agreement, dated as of September 8, 2026 (the “Contribution Agreement”), by and among the Company, GameSquare IP Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company, FanEngine Holdings Ltd., a private limited company organized under the laws of England and Wales (“FanEngine”), the Seller Securityholders party thereto (the “Seller Securityholders”), and Jesper Schertiger, solely in his capacity as representative of the Seller Securityholders, including shares issuable pursuant to earnout provisions thereunder, in an amount in excess of 20% of all of the Company’s Common Stock outstanding immediately prior to the closing of the transactions contemplated by the Contribution Agreement (the “Issuance Proposal”);

2. To approve the GameSquare Holdings, Inc. 2026 Stock Incentive Plan) (the “Incentive Plan Proposal”);

3. To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on September 21, 2026 as the record date for the Special Meeting. Only stockholders of record on September 21, 2026 are entitled to notice of and to vote at the Special Meeting. It is important that your shares are represented and voted at the Special Meeting. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.

Your vote must be received by 12:00 p.m. Central Time, on October 20, 2026. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement. This proxy statement is being mailed to stockholders on or about [____], 2026.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Special Meeting, we request that you submit your vote via the Internet, telephone or mail.

Thank you for your continued support of GameSquare Holdings, Inc.

By Order of the Board of Directors,

Justin Kenna
Chief Executive Officer and Director
Frisco, Texas
[____] 2026

GAMESQUARE HOLDINGS, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Central Time on October 22, 2026

GENERAL INFORMATION

We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our special meeting of stockholders (the “Special Meeting”). The Special Meeting will be conducted virtually via live webcast by visiting https://meetnow.global/MDS5HNF on October 22, 2026 at 12:00 p.m. Central Time. This Proxy Statement contains important information regarding our Special Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “GameSquare,” or the “Company” refers to GameSquare Holdings, Inc., a Delaware corporation.

This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about [______], 2026.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Michael Munoz and John Wilk to serve as proxy for the Special Meeting.

What matters will be voted on at the Special Meeting?

The following matters will be voted on at the Special Meeting:

Proposal 1:	To approve and authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Common Stock issuable pursuant to the Contribution Agreement, including shares issuable pursuant to earnout provisions thereunder, in an amount in excess of 20% of all of the Company’s Common Stock outstanding immediately prior to the closing of the transactions contemplated by the Contribution Agreement (the “Issuance Proposal”);

Proposal 2:	To approve the GameSquare Holdings, Inc. 2026 Stock Incentive Plan (the “Incentive Plan Proposal”);

Proposal 3:	To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”); and

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

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How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

●	“FOR” the approval of the Issuance Proposal;

●	“FOR” the approval of the Incentive Plan Proposal; and

●	“FOR” the approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Special Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Special Meeting. We are not currently aware of any other matters that may properly be presented by others for action at the Special Meeting.

Who is entitled to vote at the Special Meeting?

Holders of our Common Stock at the close of business on September 21, 2026, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting. Holders of Common Stock are entitled to one vote per share of Common Stock held as of the record date.

A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices for at least ten (10) days prior to the Special Meeting and at the Special Meeting. A stockholder may examine the list for any legally valid purpose related to the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare, Inc., our transfer agent. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Special Meeting.

Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm, bank or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. However, since a beneficial owner is not the stockholder of record, you may not vote your shares at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please see “What if I do not specify how my shares are to be voted?” for more information.

Do I have to do anything in advance if I plan to attend the Special Meeting?

The Special Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the Special Meeting only if you were a holder of our Common Stock as of the close of business on September 21, 2026 or if you hold a valid proxy for the Special Meeting.

To participate in the Special Meeting, you will need the control number included on your notice or proxy card. The live webcast will begin promptly at 12:00 p.m. Central Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.

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How do I ask questions during the Special Meeting?

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Special Meeting as if it had been held in a physical location. If you wish to submit a question during the meeting, you may log into https://meetnow.global/MDS5HNF and enter your 15-digit control number. Once past the login screen, type in your question, and click “Submit.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and therefore will not be answered.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at https://meetnow.global/MDS5HNF.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

●	By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Special Meeting.

●	By telephone or via the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card. We recommend that you have your proxy card in hand when voting by telephone or via the Internet. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or via the Internet must be received by 12:00 p.m. Central Time on October 20, 2026.

●	Attend the Special Meeting. You may vote at the Special Meeting by following the instructions at https://meetnow.global/MDS5HNF. Please have your notice or proxy card in hand when you visit the website.

Beneficial Owners. If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Shares held beneficially may be voted at the Special Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.

Whether or not you plan to attend the Special Meeting, we request that you vote by proxy to ensure your vote is counted. To vote, you will need the control number. The control number will be included in the notice or on your proxy card if you are a stockholder of record, or included with your voting instructions received from your broker, bank or other nominee if you hold your shares of common stock in “street name”.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

●	signing and returning a new proxy card with a later date;

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●	entering a new vote by telephone or via the Internet by 12:00 p.m. Central Time on October 20, 2026;

●	delivering a written revocation to our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by 5:00 p.m. Central Time on October 20, 2026; or

●	following the instructions at https://meetnow.global/MDS5HNF.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	“FOR” the approval of the Issuance Proposal;

●	“FOR” the approval of the Incentive Plan Proposal;

●	“FOR” the approval of the Adjournment Proposal; and

●	In the discretion of the named proxies regarding any other matters properly presented for vote at the Special Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of The Nasdaq Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters such as Proposal 1, Proposal 2 and Proposal 3 absent direction from you. Therefore, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares on Proposals 1, 2 or 3.

What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our bylaws, as amended (“Bylaws”), and Delaware law. The presence (including by proxy) of one-third (1/3) of all issued and outstanding shares of our stock entitled to vote at the Special Meeting, will constitute a quorum at the Special Meeting. As of the Record Date, we had 13,064,322 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Accordingly, an aggregate of 13,064,322 shares are entitled to vote at the Special Meeting, and the presence of one-third (1/3) of such shares, or 4,354,774 shares, is required to constitute a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Special Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, then either (i) the chairperson of the meeting, or (ii) a majority of the shares present at the Special Meeting may adjourn the meeting to a later date.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Special Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Broker non-votes will have no effect on Proposal 1, Proposal 2 or Proposal 3.

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What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: To approve the Issuance Proposal.	The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting and entitled to vote on the proposal	No
Proposal 2: To approve the Incentive Plan Proposal.	The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting and entitled to vote on the proposal	No
Proposal 3: To approve the Adjournment Proposal.	The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting and entitled to vote on the proposal	No

With respect to Proposals 1, 2 and 3 you may vote FOR, AGAINST or ABSTAIN. The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Do I Have Appraisal Rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to any of the proposals being voted on at the Special Meeting.

Who will count the votes?

Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) has been engaged to receive and tabulate stockholder votes. Broadridge will separately tabulate FOR and AGAINST votes, abstentions, and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

Who is paying for the costs of this proxy solicitation?

Proxies will be solicited by Company personnel, without additional compensation, personally or by mail, facsimile, telephone, messenger, or via the Internet. In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.

How can I find the results of the Special Meeting?

Preliminary results will be announced at the Special Meeting. Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Special Meeting.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary at mmunoz@gamesquare.com or 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Beneficial owners may contact their broker, bank or other nominee to request information about householding.

Did the Board request or receive an independent third-party valuation report in connection with the Contribution Agreement?

No. Our Board did not request an independent third-party valuation report as to the value of the assets to be purchased pursuant to the Contribution Agreement. Please read “No Valuation Report” beginning on page 7 of this Proxy Statement.

Reverse Stock Split

As previously disclosed, effective August 24, 2026, we effected a reverse stock split at a ratio of 1-for-8 (the “Reverse Stock Split”). All issued and outstanding common stock, options to purchase common stock, restricted stock units, warrants to purchase common stock and other per share amounts contained in this proxy statement have been retroactively adjusted to reflect Reverse Stock Split, as applicable.

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PROPOSAL 1

ISSUANCE PROPOSAL

Purpose

The purpose of the Issuance Proposal is to authorize the issuance of shares of our common stock in connection with the Contribution Agreement, in an amount in excess of 20% of our outstanding common stock.

Background of Contribution Agreement and Asset Purchase

On September 8, 2026, we entered into the Contribution Agreement with GameSquare IP Holdings, Inc., a Delaware corporation and our wholly-owned subsidiary (“GAME IP”), FanEngine Holdings Ltd., a private limited company organized under the laws of England and Wales (“FanEngine”), the Seller Securityholders party thereto (the “Seller Securityholders”), and Jesper Schertiger, solely in his capacity as representative of the Seller Securityholders (the “Seller Securityholder Representative”).

Pursuant to the Contribution Agreement and subject to its terms and conditions, at the closing (the “Closing”) of the transactions contemplated thereby (the “Transaction”), FanEngine will contribute, assign, transfer, convey and deliver to GAME IP, and GAME IP will acquire from FanEngine, all or substantially all of FanEngine’s right, title and interest in and to the assets, properties and rights used or held for use in the business, other than specified excluded assets (collectively, the “Purchased Assets”). The Purchased Assets include certain assigned contracts, specified intellectual property assets and licensed intellectual property, certain books and records, rights under warranties and indemnities relating to the Purchased Assets, specified claims and causes of action, and the goodwill and going-concern value associated with the Purchased Assets.

GAME IP will assume only the liabilities expressly identified in the Contribution Agreement (the “Assumed Liabilities”), including (i) trade accounts payable to third parties that remain unpaid and are not delinquent as of the Closing, arose in the ordinary course of business consistent with past practice, and do not exceed $25,000 in the aggregate as of the Closing, and (ii) specified obligations under assigned contracts that are required to be performed after the Closing and do not relate to a pre-Closing breach, default or violation by FanEngine. FanEngine will retain all other liabilities, subject to the terms of the Contribution Agreement.

As consideration for the Purchased Assets, at the Closing, we agreed to issue directly to the Seller Securityholders shares of our common stock, equal in the aggregate to 30% of the total issued and outstanding shares of our common stock as of the Closing, after giving effect to such issuance (the “Issued Shares”). GAME IP will also assume the Assumed Liabilities. No Issued Shares or other stock consideration will be issued before the Closing, and all stock consideration is subject to the approval of the Issuance Proposal by our stockholders and the satisfaction or waiver of the other applicable closing conditions.

The Seller Securityholders are also eligible to receive additional contingent stock consideration consisting of shares of our common stock equal in the aggregate up to 10% of the total issued and outstanding shares of common stock as of the Closing, after giving effect to the applicable issuance (the “Earnout Shares”). The Earnout Shares may be earned in two tranches. The first tranche, equal to 5% of our outstanding common stock as of the Closing, may be earned following Closing if the Purchased Assets generate either (i) at least one month of recognized revenue in excess of $3 million during the six-month period immediately following Closing or (ii) annualized recognized revenue of at least $30 million calculated based on such six-month period. The second tranche, equal to an additional 5% of our outstanding common stock as of the Closing, may be earned following Closing if the Purchased Assets generate either (i) at least one month of recognized revenue in excess of $6 million during the period beginning six months after Closing and ending eighteen months after Closing or (ii) annualized recognized revenue of at least $60 million during such period.

The Seller Securityholders will also be eligible to receive contingent cash consideration of up to $50 million in the aggregate (the “Cash Earnout Amount”). For the earnout period ending December 31, 2027, the Seller Securityholders may receive $0.50 for every $1.00 of Earnout Net Income in excess of $8 million, up to a maximum payment of $25 million. For the earnout period ending December 31, 2028, the Seller Securityholders may receive $0.50 for every $1.00 of Earnout Net Income in excess of $25 million, up to an additional maximum payment of $25 million.

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As a result, following the Closing, the Selling Securityholders will collectively own shares representing 30% of our issued and outstanding common stock, calculated immediately after issuance of the Issued Shares. If all milestones applicable to the Earnout Shares are achieved, the Seller Securityholders could receive additional shares representing up to an aggregate of 10% of our outstanding common stock as of the Closing, calculated pursuant to the Contribution Agreement.

The Closing is subject to customary closing conditions, including, among other things, our receipt of stockholder approval of the issuance of the Issued Shares and any Earnout Shares, as required by Nasdaq Listing Rule 5635(a).

Effective as of the Closing, we must take the actions necessary to appoint two individuals designated by two Designated Holders (as defined in the Contribution Agreement) to our board of directors, subject to applicable qualification, independence and regulatory requirements.

Reason for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. The issuance of the Issued Shares, together with any Earnout Shares issuable upon achievement of applicable milestones, would exceed 20% of the total shares of common stock outstanding prior to giving effect to the Transaction. Therefore, we are seeking stockholder approval under Nasdaq Listing Rule 5635(a) for the potential issuance by us of our common stock in excess of 20% of the total shares of outstanding common stock immediately prior to the Closing.

Effect of Approval and Potential Consequences if Stockholder Approval Is Not Obtained

Approval of the Issuance Proposal will enable the Company to issue the necessary securities to complete the Transaction as contemplated under the Contribution Agreement. If our stockholders do not approve the Issuance Proposal, we will be unable to issue securities in excess of the Nasdaq 20% limit, which would prevent the consummation of the Transaction on its proposed terms and may cause us to forfeit the strategic benefits of the Transaction.

No Valuation Report

The Board did not request or receive an independent third-party valuation report regarding the value of the assets to be purchased pursuant to the Contribution Agreement. Because of the absence of a valuation report, there can be no independent assurance from an expert that the assets acquired under the Contribution Agreement are commiserate with the value of the shares of common stock to be issued by the Company as consideration thereunder, and therefore there can be no assurance such consideration is fair from a financial point of view to the Company or our stockholders.

Additional Information

The information set forth in this Proposal is qualified in its entirety by reference to the full text of the Contribution Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on September 9, 2026, and is incorporated herein by reference.

Interest of Certain Persons in Matters to be Acted Upon

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders.

Required Vote; Board of Directors Recommendation

The approval of the Issuance Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

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PROPOSAL 2

INCENTIVE PLAN PROPOSAL

Why We Are Requesting Approval

We recently entered into the Contribution Agreement discussed in Proposal 1 and anticipate consummating the Transaction contemplated thereby upon receipt of stockholder approval of Proposal 1. We believe the closing of the Transaction pursuant to the Contribution Agreement represents the next step in our strategy to build a differentiated, end-to-end platform spanning audience analytics, creators, agency services, owned intellectual property and direct fan monetization. However, the consummation of the Transaction will also result in significant dilution to the equity holdings of our executives, employees and directors such that our key talent, including our executive team, may no longer hold market-competitive interests in the Company.

The GameSquare Holdings, Inc. 2024 Stock Incentive Plan, as amended (the “2024 Plan” or the “Current Plan”), is our existing equity incentive plan, which was approved by our Board and our stockholders in May 2024, and was subsequently amended in March 2025. When we adopted the Current Plan, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards at our historic rates. However, in light of the dilution associated with the recent Transaction, the importance of our compensation program in retaining and motivating key talent and the fiercely competitive market for top tier talent, the remaining share pool under the Current Plan is insufficient to meet our equity compensation needs.

Accordingly, we are asking stockholders to approve the GameSquare Holdings, Inc. 2026 Stock Incentive Plan (the “2026 Plan”). Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective. We also understand that our equity compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, in September 2026, subject to stockholder approval, our Board adopted the 2026 Plan.

The 2026 Plan is intended to replace the Current Plan, which will expire by its terms on May 22, 2034. If our stockholders approve the 2026 Plan, we will not grant any further awards under the Current Plan after the date of such approval, but awards previously granted under the Current Plan will remain outstanding. If this proposal is approved by our stockholders, we intend to register the shares reserved for issuance under the 2026 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

If the stockholders do not approve the 2026 Plan, our plans to operate our business may be materially impacted because we may not have sufficient shares available under the Current Plan to attract new employees or to retain and motivate our existing employees in the future. Additionally, we may not be able to issue certain anticipated grants to key employees as discussed in the “New Plan Benefits” section below, which may impact our ability to successfully complete the Transaction as discussed in Proposal 1. This could require us to offer a different mix of equity and cash-based incentives, including increasing our annual cash incentive bonuses rather than relying heavily on equity awards to compete for talent. We believe that the alternatives to our current compensation program would not have significant long-term retention value and would not serve to align our employees’ interests as closely with those of our stockholders in the absence of equity incentives. As we scale our growth to progress our research and product candidates, we want to continue a culture of ownership that aligns directly with our mission and values.

We intend to utilize the 2026 Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to recruit, incentivize, retain and reward those who are critical to our success. Our Board determined the requested number of shares for the 2026 Plan based on projected annual equity awards to our employees and non-employee directors, employee recognition and promotion awards, and an assessment of the magnitude of the share reserve under the 2026 Plan that our stockholders would likely find acceptable. Specifically, if stockholders approve the 2026 Plan, subject to adjustment in the event of stock splits and other similar events, the maximum aggregate number of shares of Common Stock that may be issued pursuant to awards under the 2026 Plan will equal 20% of the total number of shares of Common Stock outstanding as of the applicable date of determination. For purposes of determining the number of shares then available for issuance from this share reserve, the share reserve will be reduced by the number of shares subject to outstanding awards under the 2026 Plan, including outstanding awards under the Current Plan, the Engine Media Holdings, Inc. Amended and Restated Omnibus Equity Plan (the “Engine Media Plan”), the FaZe Holdings, Inc. 2022 Omnibus Incentive Plan (the “FaZe 2022 Plan”), and the FaZe Clan Inc. Amended and Restated 2019 Equity Incentive Plan (the “FaZe 2019 Plan” and together with the FaZe 2022 Plan Shares, the “FaZe Plans”), and the number of shares previously issued pursuant to such awards, in each case subject to the share-counting provisions described below. Awards with respect to no more than 1,500,000 shares of Common Stock may be granted in the form of incentive stock options under the 2026 Plan. The 2026 Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

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We rely heavily on our ability to issue incentive equity to our employees in order to adequately compensate them for their efforts without having to utilize precious cash resources. As of September 21, 2026, there were 1,405,405 shares remaining available for issuance under the Current Plan. We believe the current number of shares remaining available for issuance under the Current Plan is insufficient.

We expect that the share pool under the 2026 Plan will allow us to grant equity awards at our historic rates for at least the next several years, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice.

Absent approval of the Incentive Plan Proposal, we will lose an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent. We have long had an ownership culture in which our key employees and directors are granted equity-based awards to align their interests with those of stockholders. The 2026 Plan will permit the Company to continue to use equity-based awards, including awards of performance-based awards, as an integral part of its compensation program.

Description of the 2026 Plan

The following is a brief summary of the 2026 Plan, a copy of which is attached as Appendix A to this proxy statement. References to our Board or the Administrator in this summary shall include the compensation committee or any similar committee or sub-committee to the extent that the powers or authority of our Board or the Administrator under the 2026 Plan have been delegated to such committee, in accordance with the 2026 Plan. All capitalized terms used but not defined herein shall have the respective meanings as defined in the 2026 Plan.

Purpose

The 2026 Plan is designed to enhance our ability to attract, retain and motivate key employees, directors and consultants by providing a means by which such employees, and consultants may be given an opportunity to benefit from increases in the value of our Common Stock.

Eligibility

All of our employees, officers, and directors, as well as our consultants and advisors (collectively, “Service Providers”), are eligible to receive awards under the 2026 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of September 21, 2026, approximately 170 persons were eligible to receive awards under the 2026 Plan, including three executive officers (who are current employees), 162 employees (excluding executive officers) and five non-employee directors.

Shares Available for Awards; Share Counting Rules

Subject to adjustment in the event of stock splits, stock dividends and other similar events, the maximum aggregate number of shares of Common Stock that may be issued pursuant to awards under the 2026 Plan, referred to as the “Share Reserve,” will equal 20% of the total number of shares of Common Stock outstanding as of the applicable date of determination. For purposes of determining the number of shares then available for issuance from the Share Reserve, the Share Reserve will be reduced by the number of shares subject to outstanding awards under the 2026 Plan, including outstanding 2024 Plan Awards, FaZe Plan Awards and Engine Media Plan Awards, and the number of shares previously issued pursuant to such awards, in each case subject to the share-counting provisions described below. The Share Reserve will automatically adjust from time to time to reflect changes in the number of outstanding shares of Common Stock, without further action by the Board, the Administrator or the stockholders. If a decrease in the number of outstanding shares of Common Stock would result in the Share Reserve being reduced below the number of shares subject to outstanding awards under the 2026 Plan, including outstanding 2024 Plan Awards, FaZe Plan Awards and Engine Media Plan Awards, the Share Reserve will be reduced only to the extent necessary to ensure that sufficient shares remain available under the 2026 Plan to satisfy all such outstanding awards.

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Shares covered by Awards under the 2026 Plan, including 2024 Plan Awards, FaZe Plan Awards or Engine Media Plan Awards, that lapse or are terminated, exchanged for or settled in cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case in a manner that results in the Company acquiring such shares covered by such award at a price not greater than the price paid by the Participant for such shares or not issuing any shares covered by such award, will again be available for issuance under the Share Reserve (subject, in the case of incentive stock options, to any limitations under the Code). Shares of Common Stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of Common Stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the 2026 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board may grant awards under the 2026 Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2026 Plan. No such substitute awards shall count against the overall share limit contained in the 2026 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A Participant who is awarded an Option receives the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the Award Agreement. An Option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the Fair Market Value of our Common Stock on the date of grant. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of Options granted to Participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2026 Plan, Options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). The exercise price of a substitute award may be less than Fair Market Value if determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

The 2026 Plan permits Participants to pay the exercise price of Options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable Award Agreement or approved by our Board, in connection with a “cashless exercise” through a broker, (iii) to the extent permitted by the Administrator, by delivery to us (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value, (iv) to the extent permitted by the Administrator, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of Common Stock otherwise issuable pursuant to the Option equal to the aggregate exercise price for the portion of the Option being exercised divided by the fair market value of our Common Stock on the date of exercise, (v) to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration, or (vi) by any combination of these forms of payment approved by the Administrator. No stock option granted under the 2026 Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option.

Stock Appreciation Rights. A Participant who is awarded a Stock Appreciation Right receives, upon exercise, a number of shares of our Common Stock, or cash (or a combination of shares of our Common Stock and cash) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of our Common Stock over the exercise price of the Stock Appreciation Right. The 2026 Plan provides that the exercise price of a Stock Appreciation Right may not be less than 100% of the Fair Market Value of our Common Stock on the date the Stock Appreciation Right is granted and that Stock Appreciation Right may not be granted with a term in excess of 10 years. The exercise price of a Substitute Award may be less than Fair Market Value if determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

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Restricted Stock Awards. A Participant who is granted Restricted Stock, or the right to purchase Restricted Stock, is entitled to acquire shares of our Common Stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable Award Agreements are not satisfied prior to the end of the applicable restriction period established for such award. Holders of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Unless the Administrator determines otherwise, ordinary cash dividends paid before the Restricted Stock vests will be paid to the Participant only to the extent the applicable vesting conditions are subsequently satisfied, and no later than March 15 of the calendar year following the calendar year in which the dividend right becomes nonforfeitable.

Restricted Stock Unit Awards. A participant who is granted a Restricted Stock Unit is entitled to receive shares of our Common Stock, or cash equal to the Fair Market Value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our Board. Our Board may provide that settlement of Restricted Stock Units will be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code. A Participant has no voting rights with respect to any Restricted Stock Unit.

Other Stock or Cash Based Awards. Under the 2026 Plan, our Board may grant Other Stock or Cash Based Awards, including cash awards, awards of shares of our Common Stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our Common Stock or other property, having such terms and conditions as our board may determine. We refer to these types of awards as Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be available as a form of payment in settlement of other Awards granted under the 2026 Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in shares of our Common Stock or in cash, as our Board may determine. The Award Agreement of an Other Stock or Cash Based Award may provide the Participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our Common Stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. Unless the Administrator determines otherwise, Dividend Equivalents will be paid only to the extent the applicable vesting conditions are subsequently satisfied and, absent a Section 409A-compliant deferral, no later than March 15 of the calendar year following the calendar year in which the right to payment becomes nonforfeitable.

Plan Administration.

In accordance with the terms of the 2026 Plan, the 2026 Plan shall be administered by the Board or the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards, and set Award terms and conditions, subject to the conditions and limitations in the 2026 Plan. The Administrator also has the authority to take all actions and make all determinations under the 2026 Plan, to interpret the 2026 Plan and Award Agreements and to adopt, amend and repeal 2026 Plan administrative rules, guidelines, and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the 2026 Plan or any Award Agreement as it deems necessary or appropriate to administer the 2026 Plan and any Awards.

Clawback Provision

In accepting an Award under the 2026 Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation the GameSquare Holdings, Inc. Compensation Clawback Policy. A Participant further agrees to promptly take any action necessary to effectuate any forfeiture or reimbursement that may be required by such clawback policy.

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Legacy Awards

Upon the effectiveness of the 2026 Plan, no new awards shall be granted under the 2024 Plan. The 2024 Plan will remain in effect solely to the extent necessary to administer awards granted under the 2024 Plan that are outstanding immediately prior to the effectiveness of the 2026 Plan (the “2024 Plan Awards”). Each 2024 Plan Award will continue in accordance with its terms and conditions and the terms of the 2024 Plan in effect immediately prior to the effectiveness of the 2026 Plan.

Treatment of Awards Upon Termination of Service

Except as otherwise provided by the Administrator in an Award Agreement, Awards will be treated as follows upon a Participant’s Termination of Service.

Treatment of Equity Awards Upon Termination of Service for Cause. Upon a Participant’s Termination of Service for Cause, all outstanding equity awards, whether vested or unvested, shall immediately terminate and be forfeited as of the date of such Termination of Service; provided, however, that vested Restricted Stock previously issued to the Participant will remain outstanding unless the applicable Award Agreement or another written agreement expressly provides otherwise, and any Award constituting nonqualified deferred compensation subject to Section 409A will be treated in a manner that complies with Section 409A.

Treatment of Equity Awards Upon Termination of Service for Reason other than for Death, Disability or Cause. In the event of a Termination of Service for any reason other than Death, Disability or Cause: (i) the vested and exercisable portion of any outstanding Option or Stock Appreciation Right shall be exercisable until the earlier of (A) three months following such termination and (B) the expiration of the term of such award; (ii) the unvested portion of any Option or Stock Appreciation Right immediately terminates and is forfeited upon such termination; (iii) the unvested portion of each Restricted Stock Award, Restricted Stock Unit and Other Stock or Cash Based award shall immediately terminate and be forfeited upon such termination, and the Company may exercise any repurchase right with respect to unvested shares of Restricted Stock; and (iv) each vested Restricted Stock Unit and Other Stock or Cash Based award shall remain outstanding and shall be settled or paid in accordance with its terms.

Treatment of Equity Awards Upon Termination of Service as a Result of Disability. In the event of a Termination of Service as a result of the Participant’s Disability: (i) the vested and exercisable portion of any outstanding stock Option or Stock Appreciation Right shall be exercisable until the earlier of (A) 12 months following such termination and (B) the expiration of the term of such award; (ii) the unvested portion of any Option or Stock Appreciation Right immediately terminates and is forfeited upon such termination; (iii) the unvested portion of each Restricted Stock Award, Restricted Stock Unit and Other Stock or Cash Based Award shall immediately terminate and be forfeited upon such termination, and the Company may exercise any repurchase right with respect to unvested shares of Restricted Stock; and (iv) each vested Restricted Stock Unit and Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid in accordance with its terms.

Treatment of Equity Awards Upon Termination of Service as a Result of Death. In the event of a Termination of Service as a result of the Participant’s death: (i) the vested and exercisable portion of any outstanding Option or Stock Appreciation Right shall be exercisable until the earlier of (A) 12 months following such participant’s death and (B) the expiration of the term of such award; (ii) the unvested portion of any Option or Stock Appreciation Right immediately terminates and is forfeited upon the participant’s death; (iii) the unvested portion of each Restricted Stock Award, Restricted Stock Unit and Other Stock or Cash Based Award shall immediately terminate and be forfeited upon such participant’s death, and the Company may exercise any repurchase right with respect to unvested shares of Restricted Stock; and (iv) each vested Restricted Stock Unit and Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid in accordance with its terms.

Vesting

Unless the Administrator determines otherwise, Awards granted under the 2026 Plan (other than Cash Based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash obligations, and (iii) Awards to Directors who are not Employees that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

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Performance Awards

The Administrator may structure Awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period, which may include: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

Change in Control Events

If a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by the Company or a successor entity or its parent or subsidiary, and provided that the Participant has not had a Termination of Service, then the Administrator may provide that, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be cancelled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock. Under the 2026 Plan, “Change in Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (except for a merger or consolidation with an entity controlled by the stockholders of the Company), (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or (iv) the adoption of a plan of dissolution or liquidation of the Company.

Amendment or Termination

The 2026 Plan will become effective upon the stockholders’ approval of the Incentive Plan Proposal. Unless earlier terminated by the Board, the 2026 Plan will remain in effect until the tenth anniversary of the earlier of (i) the date on which the Board adopted the 2026 Plan and (ii) the date on which the Company’s stockholders approved the 2026 Plan. No Awards may be granted under the 2026 Plan after that date, but awards previously granted may extend beyond that date.

The Administrator may amend, suspend, or terminate the 2026 Plan at any time; provided that no amendment, other than an increase to the Share Reserve, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. An amendment will be contingent on approval of our stockholders to the extent stated by our Board, required by applicable law or required by the rules of the national securities exchange on which we maintain our primary listing.

If stockholders do not approve the 2026 Plan, the 2026 Plan will not go into effect, and we will not grant any awards under the 2026 Plan. In this event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

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New Plan Benefits

Future grants under the 2026 Plan will be made at the discretion of our Board and, accordingly, are not yet determinable except with respect to the Promised Awards (as defined below). In addition, the value of the awards granted under the 2026 Plan will depend on a number of factors, such as the closing price of our Common Stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2026 Plan.

In connection with the Contribution Agreement and the transactions thereunder, and to incentivize key current and prospective employees for their service and to align their interests with the long-term success of our stockholders, we intend to grant certain equity awards to our executive officers and certain of our non-officer employees upon the closing of the transactions contemplated under the Contribution Agreement, and contingent on stockholder approval of the Issuance Proposal and the Incentive Plan Proposal (such awards, collectively, the “Promised Awards”).

If either the Issuance Proposal or the Incentive Plan Proposal is not approved by our stockholders, the Promised Awards will be of no force and effect.

The following table summarizes the equity awards currently contemplated to be made under the 2026 Plan, as described in the immediately preceding paragraphs:

GameSquare Holdings, Inc. 2026 Stock Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units
Justin Kenna, Chief Executive Officer and Director	$1,393,605.00	418,500	(2)
Michael Munoz, Chief Financial Officer	$696,802.50	209,250	(3)
All Current Executive Officers as a Group	$3,019,477.50	906,750	(4)
All Current Directors who are not Executive Officers as a Group	-	-
All Employees, including all current officers who are not executive officers, as a group	$6,271,222.50	1,883,250	(5)

(1)	Dollar value is calculated as the product of (x) the Number of Units and (y) the closing price of Common Stock on the Record Date.
(2)	Consists of shares subject to Mr. Kenna’s anticipated Promised Awards.
(3)	Consists of shares subject to Mr. Munoz’s anticipated Promised Awards.
(4)	Consists of the sum of shares subject to anticipated Promised Awards for each of the Company’s executive officers.
(5)	Consists of the sum of shares subject to anticipated Promised Awards for the Company’s non-officer employees.

Certain Interests of Directors and Executive Officers

In considering the recommendation of our Board with respect to the approval of the 2026 Plan, stockholders should be aware that the members of the Board and our executive officers have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors and executive officers are eligible to receive awards under the 2026 Plan. The Board recognizes that approval of this proposal may benefit our directors and their successors.

Required Vote; Board of Directors Recommendation

The approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal or the Incentive Plan Proposal or to establish a quorum for the Special Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposal or to establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Required Vote; Board of Directors Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers (NEOs). This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2025 were as follows, who are comprised of (1) our principal executive officer in fiscal year 2025, and (2) our next two most highly compensated executive officers who were serving as executive officers in fiscal year 2025:

●	Justin Kenna, our Chief Executive Officer and Director;

●	Louis Schwartz, our former President and Director (Chairman); and

●	Michael Munoz, our Chief Financial Officer.

The process for determining executive compensation is relatively informal, in view of the size and stage of the Company and its operations. Executive officers are involved in the process and make recommendations to the Board which considers and decides whether to approve the discretionary components (e.g., cash bonuses, stock options and RSUs) of the annual compensation of senior management (other than the Chief Executive Officer). Except as otherwise described below, the Company does not maintain specific performance goals or use benchmarks in determining the compensation of executive officers. The Board may at its discretion award either a cash bonus, stock options or RSUs for high achievement or for accomplishments that the Board deem as worthy of recognition.

Compensation for the NEOs is composed primarily of three components: base fees, performance bonuses and stock-based compensation. In establishing the levels of base fees, performance bonuses and the awards of stock options and RSUs, the Board takes into consideration a variety of factors, including the financial and operating performance of the Company, and each NEO’s individual performance and contribution towards meeting corporate objectives, responsibilities and length of service.

Approach

While we do not have a formal compensation policy, the general objectives of our executive compensation are to:

●	attract, retain and motivate executives critical to our success;
●	link the interests of management with those of our stockholders; and
●	provide rewards, through discretionary bonuses, for outstanding corporate and individual performance.

The following principles guide our overall compensation philosophy:

●	compensation is determined on an individual basis by the need to attract and retain talented, entrepreneurial, high achievers;
●	an appropriate portion of total compensation is variable and linked to achievements, both individual and corporate; and
●	all compensation and compensation objectives shall be fully and plainly disclosed.

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The Board is responsible for ensuring the application of the compensation policy is appropriately aligned to support its stated objectives and encourage the appropriate management behaviors, while avoiding excessive risk-taking by executive officers. The Board believes that the compensation paid to each NEO during the last financial year was commensurate with each NEO’s position, experience and performance.

Compensation Risk Oversight and Assessment

In light of our size and the balance between long-term objectives and short-term financial goals with respect to our executive compensation program, the Board does not presently deem it necessary to consider the implications of the risks associated with its compensation policies and practices.

Financial Instruments

All employees, including NEOs and Directors, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds) that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director.

Components of Compensation

Base Fees

Base fees form an essential component of our compensation mix as they are the first base measure to remain competitive relative to industry compensation practices, are fixed and therefore not subject to uncertainty, and can be used as the base to determine other elements of compensation and benefits. In determining the base fees of executive officers, the Board considers the following:

●	the recommendations of the President and Chief Executive Officer of the Company (other than with respect to the compensation of the President and Chief Executive Officer);
●	the particular responsibilities related to the position;
●	the experience, expertise and level of the executive officer;
●	what the Board members believe is industry practice;
●	the executive officer’s length of service to us; and
●	the executive officer’s level of responsibilities and overall performance based on informal feedback.

There is no mandatory framework that determines which of these factors may be more or less important and the emphasis placed on any of these factors is at the discretion of the Board and may vary among the executive officers. The determination of base fees relies principally on negotiations between the respective NEO and the Company and is therefore heavily discretionary. In respect of the base fees paid to the President and Chief Executive Officer, the Board also broadly considers the performance of the President and Chief Executive Officer against the Company’s performance in the previous year.

Bonus Payments

Our cash bonus awards are designed to reward an executive for the direct contribution which he or she can make to the Company. NEOs are entitled to receive discretionary bonuses from time to time as determined or approved by the Board, upon the recommendation of the Chief Executive Officer. We do not currently prescribe a set of formal objective measures to determine discretionary bonus entitlements. Rather we use informal goals which may include an assessment of an individual’s current and expected future performance, level of responsibilities and the importance of his/her position and contribution to the Company. Precise goals or milestones are not pre-set by the Board. The performance-based bonuses paid to the NEOs during the financial years ended December 31, 2025 and 2024 are listed in the summary compensation table.

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Long-term Incentives, RSUs and Options

The Board believes that granting stock options and RSUs to key personnel encourages retention and more closely aligns the interests of such key personnel with the interests of our stockholders while at the same time not drawing on the limited cash resources of the Company.

We do not utilize a set of formal objective measures to determine long-term incentive entitlements, rather, long-term incentive grants, such as stock options and RSUs, to NEOs are determined in a discretionary manner on a case-by-case basis but having consideration to the number of options or RSUs previously granted. There are no other specific quantitative or qualitative measures associated with option and RSU grants and no specific weights are assigned to any criteria individually; rather, the performance of the Company is broadly considered as a whole when determining the stock-based compensation (if any) to be granted and we do not focus on any particular performance metric.

Executive Employment Agreements

On January 16, 2026, the Company and Justin Kenna entered into an amended and restated employment agreement, effective January 1, 2026 (the “Employment Agreement”), which supersedes Mr. Kenna’s prior employment agreement with the Company, dated July 7, 2023. The Employment Agreement provides that Mr. Kenna will serve as Chief Executive Officer and President, reporting to the Board, for a term of three years beginning January 1, 2026, with automatic one-year renewals unless either party provides at least 120 days’ written notice of non-renewal prior to the expiration of the then-current term. Mr. Kenna will receive an initial annual base salary of $660,000, with automatic annual increases of 3.5% effective as of the second and third anniversary of the effective date of the Employment Agreement, unless the Board provides timely notice to the contrary. He is also eligible to participate in the Company’s annual bonus plan, with a target bonus opportunity of up to $400,000 per year, based on the achievement of performance metrics established by the Board. In addition, Mr. Kenna will receive a one-time grant of 62,500 RSUs under the Company’s 2024 Stock Incentive Plan (the “Plan”), which will vest immediately upon issuance. For each full year of service, Mr. Kenna will also receive an annual grant of 62,500 RSUs and an option to purchase up to 62,500 shares of the Company’s common stock, each subject to vesting schedules as set forth in the Employment Agreement and made pursuant to the 2024 Plan, which the Company intends to grant on or about the applicable anniversary of the effective date of the Employment Agreement. The Employment Agreement entitles Mr. Kenna to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance, as well as certain ancillary benefits such as an auto allowance, reimbursement for mobile phone use, and club memberships. In the event Mr. Kenna’s employment is terminated by the Company without cause, and subject to his execution of a customary release and other applicable terms, Mr. Kenna will be entitled to: (A) payment of all accrued but unpaid wages through the termination date; (B) separation pay equal to twelve months of his then-current salary, paid over twelve months in accordance with the Company’s regular payroll practices; (C) reimbursement for COBRA premiums necessary to continue family coverage under the Company’s group health plan for up to twelve months, provided he is eligible and elects such coverage, and subject to COBRA’s maximum payment limits; and (D) pro rata vesting of all outstanding equity awards through the end of the twelve-month severance period, with any performance-based awards prorated for active employment and paid in accordance with the terms of the applicable performance plan and actual performance results. The Employment Agreement also contains customary confidentiality, non-competition, and non-solicitation provisions.

Mr. Munoz has been employed with the Company as Chief Financial Officer since the merger of Engine Gaming & Media, Inc. and GameSquare Esports, Inc. on April 11, 2023. Mr. Munoz’s employment agreement has no specific term and constitutes at-will employment. Mr. Munoz has an annual base salary of $310,000. Mr. Munoz does not have any contractual bonuses or separation pay.

On February 2, 2026, the Company and Amaree Tanawong entered into an employment agreement, dated February 2, 2026. Ms. Tanawong’s Employment Agreement has no specific term and constitutes at-will employment. Ms. Tanawong will receive an initial annual base salary of $350,000. She is also eligible to participate in the Company’s annual bonus plan, with a target minimum bonus amount of $35,000 for her first year of employment, increasing to an amount equal to up to 50% of her annual salary in subsequent years, in each case, based on the achievement of performance metrics established by the Company’s Board of Directors. In addition, Ms. Tanawong will receive a one-time grant of 6,250 RSUs under the Company’s Plan, which will vest 30 days following the date of grant. Ms. Tanawong will also receive (i) options to purchase up to 58,821 shares of the Company’s common stock (the “Options”) and (ii) 26,149 restricted stock units (the “LTIP RSUs”). The Options and LTIP RSUs will vest in four equal installments on each of the six-month, 12-month, 18-month and 24-month anniversaries of the grant date, subject to Ms. Tanawong’s continued employment on such dates. The Employment Agreement also entitles Ms. Tanawong to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance. In the event Ms. Tanawong’s employment is terminated by the Company without cause, and subject to her execution of a customary release and other applicable terms, Ms. Tanawong will be entitled to separation pay equal to three months of her then-current salary, provided that if such termination occurs subsequent to the one-year anniversary of the date of the Employment Agreement then such amount will be increased by an additional month of her then-current salary for each additional year of service to the Company, subject to a maximum amount of six months of her then-current salary.

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Clawback Policy

Awards granted under our equity award plans will be subject to recoupment in accordance with our Compensation Clawback Policy and any other clawback policy that we adopt. In addition, the 2024 Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the 2024 Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Under our Clawback Policy, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, the Company will seek to recover from any covered executive officer incentive-based compensation that was erroneously awarded and received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. The amount subject to recovery generally equals the excess of the incentive-based compensation received over the amount that otherwise would have been received had such compensation been determined based on the restated financial results.

Incentive-based compensation subject to recovery includes compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, including, without limitation, cash bonus awards, stock options, restricted stock, restricted stock units, and performance-based equity awards. Financial reporting measures include measures determined and presented in accordance with accounting principles used in preparing the Company’s financial statements, as well as stock price and total stockholder return.

The Clawback Policy provides that recovery is required regardless of whether the executive officer engaged in misconduct and without regard to fault. Recovery will not be sought only to the extent the Compensation Committee (or a majority of the independent members of the Board) determines that recovery would be impracticable.

The Clawback Policy is filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

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Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer, our next two most highly compensated executive officers, who were serving as executive officers as of December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(3)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)(2)	Total compensation ($)
Justin Kenna	2025	600,000	100,000	1,343,553	-	-	-	35,138	2,078,691
President, Chief Executive Officer and Director (Chair)	2024	600,000	-	-	109,859	-	-	33,796	743,655

Louis Schwartz	2025	500,000	-	913,103	-	-	-	104,671	1,517,774
Former President and Director (Chair)	2024	500,000	-	-	109,859	-	-	33,944	643,803

Michael Munoz	2025	310,000	-	232,430	-	-	-	36,919	579,349
Chief Financial Officer	2024	293,317	-	-	-	-	-	34,690	328,007

Notes:

(1)	The fair value price per option was estimated using the Black-Scholes option pricing model.
(2)	Based on medical insurance and other insurance benefits. For Mr. Schwartz, the 2025 amount includes $70,000 severance payment he was made in connection with his separation from the Company on December 31, 2025.
(3)	The price per RSU is equal to the closing price per share of common stock on the date of issuance.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of December 31, 2025.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)

Justin Kenna	21,578	-	16,156 at $8.80	August 15, 2029	N/A	N/A	43,581	134,229
			5,164 at CAD$170.42	January 22, 2026
			258 at CAD$135.56	March 1, 2027
Louis Schwartz	16,743	-	16,156 at $8.80	August 15, 2029	N/A	N/A	43,581	134,229
			25 at CAD$3,408.00	February 10, 2026
			23 at CAD$3,408.00	March 3, 2027
			539 at $29.12	May 26, 2029
Michael Munoz	1	-	1 at CAD$3,408.00	February 10, 2026	N/A	N/A	12,106	37,286

Notes:

(1)	Based on the closing price of our common stock of $3.080 on December 31, 2025, the last trading day of our fiscal year 2025, as reported by Nasdaq.

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Termination of Employment, Change in Responsibilities, and Employment Contracts

The following describes the respective employment agreements entered into by the Company and each NEO as of December 31, 2025:

Name and Position	Notice Period	Monthly Salary		Severance on Termination not for Cause	Severance on Termination not for Cause following Change of Control (1)
Justin Kenna, President, Chief Executive Officer and Chairman of the Board	N/A	USD$	50,000	12 months	24 months
Louis Schwartz, Former President and Chairman of the Board of Directors	N/A	USD$	41,667	12 months	24 months
Michael Munoz, Chief Financial Officer	N/A	USD$	25,833	N/A	N/A

(1) Termination occurs within 12 months of the Change of Control.

Change of Control Provisions

For the purpose of the agreements with the officers as set forth above, “Change of Control” is defined as the acquisition by any person or entity of:

(1) shares or rights or options to acquire common shares or securities which are convertible into common shares or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast at a meeting of the stockholders of the Company;

(2) shares or rights or options to acquire shares, or their equivalent, of any material subsidiary of the Company or securities which are convertible into shares of the material subsidiary or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast at a meeting of the stockholders of the material subsidiary; or

(3) more than 50% of the material assets of the Company, including the acquisition of more than 50% of the material assets of any material subsidiary of the Company.

Such Change of Control payments may be triggered by either the Company or the officer who elects within one year from the date of such Change of Control to have such officer’s agreement terminated.

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Summary of Termination Payments

The estimated incremental payments, payables and benefits that might be paid to the officers pursuant to the above noted agreements in the event of termination without cause or after a Change of Control (assuming such termination or Change of Control is effective as of December 31, 2025) are detailed below:

Name and Position	Severance on Termination not for Cause ($)		Severance on Termination not for Cause following Change of Control ($) (1)
Justin Kenna, President, Chief Executive Officer and Chairman of the Board of Directors
Salary/Fees	US$	600,000	US$	1,200,000
Bonus:		Nil		Nil
Benefits:		12 months		18 months
Total:	US$	600,000	US$	1,200,000
Louis Schwartz, Former President and Chairman of the Board of Directors
Salary/Fees	US$	500,000	US$	1,000,000
Bonus:		Nil		Nil
Benefits:		12 months		18 months
Total:	US$	500,000	US$	1,000,000

(1) Termination occurs within 12 months of the Change of Control.

Employment, Consulting and Management Contracts

Management functions of GameSquare and its subsidiaries are substantially performed by GameSquare’s directors and executive officers. During the year ended December 31, 2025, GameSquare did not enter into any contracts, agreements or arrangements with parties other than its directors and executive officers (or their personal holding corporation) for the provision of such management functions.

Justin Kenna

On January 16, 2026, the Board of the Company appointed the Company’s current Chairman and Chief Executive Officer, Justin Kenna, as President of the Company, effective immediately. In connection with Mr. Kenna’s appointment as President, the Company and Mr. Kenna entered into an amended and restated employment agreement, effective January 1, 2026 (the “Employment Agreement”), which supersedes Mr. Kenna’s prior employment agreement with the Company, dated July 7, 2023. The Employment Agreement provides that Mr. Kenna will serve as Chief Executive Officer and President, reporting to the Board, for a term of three years beginning January 1, 2026, with automatic one-year renewals unless either party provides at least 120 days’ written notice of non-renewal prior to the expiration of the then-current term. Mr. Kenna will receive an initial annual base salary of $660,000, with automatic annual increases of 3.5% effective as of the second and third anniversary of the effective date of the Employment Agreement, unless the Board provides timely notice to the contrary. He is also eligible to participate in the Company’s annual bonus plan, with a target bonus opportunity of up to $400,000 per year, based on the achievement of performance metrics established by the Board. In addition, Mr. Kenna will receive a one-time grant of 62,500 RSUs under the Company’s 2024 Stock Incentive Plan (the “Plan”), which will vest immediately upon issuance. For each full year of service, Mr. Kenna will also receive an annual grant of 62,500 RSUs and an option to purchase up to 62,500 shares of the Company’s common stock, each subject to vesting schedules as set forth in the Employment Agreement and made pursuant to the 2024 Plan, which the Company intends to grant on or about the applicable anniversary of the effective date of the Employment Agreement. The Employment Agreement entitles Mr. Kenna to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance, as well as certain ancillary benefits such as an auto allowance, reimbursement for mobile phone use, and club memberships. In the event Mr. Kenna’s employment is terminated by the Company without cause, and subject to his execution of a customary release and other applicable terms, Mr. Kenna will be entitled to: (A) payment of all accrued but unpaid wages through the termination date; (B) separation pay equal to twelve months of his then-current salary, paid over twelve months in accordance with the Company’s regular payroll practices; (C) reimbursement for COBRA premiums necessary to continue family coverage under the Company’s group health plan for up to twelve months, provided he is eligible and elects such coverage, and subject to COBRA’s maximum payment limits; and (D) pro rata vesting of all outstanding equity awards through the end of the twelve-month severance period, with any performance-based awards prorated for active employment and paid in accordance with the terms of the applicable performance plan and actual performance results. The Employment Agreement also contains customary confidentiality, non-competition, and non-solicitation provisions.

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Louis Schwartz

On December 31, 2025, the Company entered into a Separation Agreement with Lou Schwartz, pursuant to which Mr. Schwartz resigned from all positions with the Company, including as Chairman and member of the Board of Directors and the President of the Company, effective as of December 31, 2025 (the “Termination Date”). Under the terms of the Separation Agreement, the Company will pay Schwartz & Associates, P.C., an entity affiliated and controlled by Mr. Schwartz, a total of $250,000, with $70,000 payable upon execution of the Separation Agreement and the remaining balance to be paid in six equal installments between January 15, 2026 and March 30, 2026. These payments are fixed and unconditional and will be reported as non-employee compensation on IRS Form 1099.

In addition, the Company accelerated and immediately vested 21,791 restricted stock units (“RSUs”) under outstanding equity awards held by Mr. Schwartz, with such RSUs deemed earned and issued as of the Termination Date, with no further service or contingency required. The Company also issued vested options to acquire 81,696 shares of the Company’s common stock, with a five-year exercise period and subject to the terms of the Company’s Amended and Restated 2024 Stock Incentive Plan. The Company will pay the full cost of COBRA premiums necessary to continue Mr. Schwartz’s current health coverage for up to nine months following the Termination Date or until he becomes covered under another group health plan. The Company has also agreed to indemnify Mr. Schwartz to the fullest extent permitted by Delaware law for claims arising out of his service as an officer or director, including advancement of legal fees and expenses in connection with currently pending shareholder litigation.

Michael Munoz

Mr. Munoz has been employed with the Company as Chief Financial Officer since the merger of Engine Gaming & Media, Inc. and GameSquare Esports, Inc. on April 11, 2023. Mr. Munoz’s employment agreement has no specific term and constitutes at-will employment. Mr. Munoz has an annual base salary of $310,000. Mr. Munoz does not have any contractual bonuses or separation pay.

Amaree Tanawong

On February 2, 2026, the Company and Amaree Tanawong entered into an employment agreement, dated February 2, 2026. Ms. Tanawong’s Employment Agreement has no specific term and constitutes at-will employment. Ms. Tanawong will receive an initial annual base salary of $350,000. She is also eligible to participate in the Company’s annual bonus plan, with a target minimum bonus amount of $35,000 for her first year of employment, increasing to an amount equal to up to 50% of her annual salary in subsequent years, in each case, based on the achievement of performance metrics established by the Company’s Board of Directors. In addition, Ms. Tanawong will receive a one-time grant of 6,250 RSUs under the Company’s Plan, which will vest 30 days following the date of grant. Ms. Tanawong will also receive (i) options to purchase up to 58,821 shares of the Company’s common stock (the “Options”) and (ii) 26,149 restricted stock units (the “LTIP RSUs”). The Options and LTIP RSUs will vest in four equal instalments on each of the six-month, 12-month, 18-month and 24-month anniversaries of the grant date, subject to Ms. Tanawong’s continued employment on such dates. The Employment Agreement also entitles Ms. Tanawong to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance. In the event Ms. Tanawong’s employment is terminated by the Company without cause, and subject to her execution of a customary release and other applicable terms, Ms. Tanawong will be entitled to separation pay equal to three months of her then-current salary, provided that if such termination subsequent to the one-year anniversary of the date of the Employment Agreement then such amount will be increased by an additional month of her then-current salary for each additional year of service to the Company, subject to a maximum amount of six months of her then-current salary.

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Securities Authorized for Issuance under Equity Compensation Plans

Plan Category		Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price ($) of Outstanding Options, Warrants and Rights (B)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected in Column (A)) (C)
Equity Compensation Plans Not Approved by Stockholders		-	N/A	N/A
Equity Compensation Plans Approved by Stockholders	Stock Options	35,633 133,852	CAD$164.48 USD$14.24	N/A
	RSUs	145,670	N/A	N/A
Total		315,155		500,745

As of December 31, 2025, the number of stock options and RSUs outstanding that were issued under the equity incentive plan, respectively, represents approximately 1.4% and 1.2% of the 12,258,344 outstanding common shares as of December 31, 2025.

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Director Compensation

The following table sets forth information concerning compensation paid or earned for services rendered to us by the members of our Board of Directors for the fiscal year ended December 31, 2025. Compensation paid to Justin Kenna and Louis Schwartz is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees earned ($)	Share- Based Awards ($)(1)	Option- Based awards ($)(2)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)	Total ($)
Thomas Walker	-	76,350	-	-	-	-	76,350
Travis Goff	-	101,800	-	-	-	-	101,800
Jeremi Gorman	-	50,900	-	-	-	-	50,900
Stuart Porter	-	76,350	-	-	-	-	76,350
Paul Hamilton	-	50,900	-	-	-	-	50,900
Nick Lewin		50,900					50,900

(1)	The amounts reported in this column represent the aggregate grant date fair value of the RSUs granted during the year ended December 31, 2025, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions excluding the impact of estimated forfeitures related to service-based vesting conditions, which value is based on the closing market price of our common stock on the date of grant. As of December 31, 2025 none of our non-employee directors held any RSUs.

(2)	As of December 31, 2025, the aggregate number of shares outstanding under all option awards held by our non-employee directors were: Mr. Walker: 0; Mr. Goff: 16,414; Mr. Gorman: 16,414; Mr. Porter: 18,617; Mr. Hamilton: 7,659; and Mr. Lewin: 7,659.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 21, 2026 with respect to the beneficial ownership of our Common Stock by (i) each person we believe beneficially holds more than 5% of the outstanding shares of our Common Stock based solely on our review of SEC filings or information provided to us by such person; (ii) each executive officer and director of the Company; and (iii) all Company directors and executive officers as a group. As of September 21, 2026, 13,064,322 shares of our Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted below, the address of each stockholder listed on the table is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage of Outstanding Shares
5% Holders
Entities affiliated with John Goff(2)	595,689	4.5%
Entities affiliated with Blue & Silver Ventures, Ltd.(3)	810,324	6.2%

Directors, Director Nominees and Named Executive Officers
Justin Kenna(4)	554,995	4.2%
Travis Goff(5)	67,143	*
Jeremi Gorman(9)	55,902	*
Stuart Porter(6)	209,111	1.6%
Tom Walker	-	*
Paul Hamilton(7)	101,785	*
Michael Munoz(8)	111,539	*
Amaree Tanawong (10)	167,221	1.3%
All Company directors and current executive officers as a group (8 individuals)	886,299	9.4%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335, Frisco, Texas, USA, 75034.

(2)	Includes: (i) 512,814 shares held by JCG 2016 Holdings, LP (“JCG Holdings”); (ii) 55,221 shares issuable pursuant to the exercise of PIPE Warrants held by JCG Holdings and (iii) 27,654 shares held by Goff Family Investments, LP (“Family Investments”). Goff Capital, Inc. (“Goff Capital”), as general partner to Family Investments, may be deemed to beneficially own the securities held of record by Family Investments. John C. Goff is the Chief Executive Officer of Goff Capital. JCG 2016 Management, LLC (“Holdings GP”), as general partner to JCG Holdings, may be deemed to beneficially own the securities held of record by JCG Holdings. John C. Goff 2010 Family Trust (“Goff Family Trust”) is the sole shareholder of Goff Capital and Holdings GP and may be deemed to beneficially own the securities held of record by JCG Holdings and Family Investments. John C. Goff is the sole trustee of Goff Family Trust, which is the sole shareholder of Goff Capital and Holdings GP, and consequently, he may be deemed to beneficially own the securities held of record by JCG Holdings and Family Investments. This information is as of September 21, 2026, and is based solely on information set forth in Schedule 13D/A filed with the SEC on May 26, 2026 by John C. Goff. The address for JCG Holdings, Family Investments, Goff Capital, Holdings GP, Goff Family Trust and John C. Goff is 3230 Camp Bowie Blvd. Suite 800, Fort Worth, TX 76107.

(3)	Includes (i) 768,453 shares held by Blue & Silver Ventures, Ltd. and (ii) 41,871 shares issuable upon outstanding warrants exercisable within 60 days of September 21, 2026 held by Blue & Silver Ventures, Ltd.

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(4)	Includes (i) 14,416 shares held directly by Mr. Kenna; (ii) 322,387 shares held by Kenna Holdings Inc.; and (iii) 218,192 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Mr. Kenna.

(5)	Includes (i) 50,054 shares held directly by Travis Goff, (ii) 675 shares of common stock underlying outstanding warrants that are exercisable within 60 days of September 21, 2026 held by Travis Goff and (iii) 16,414 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Travis Goff.

(6)	Includes (i) 149,920 shares held directly by Mr. Porter, (ii) 13,490 shares of common stock underlying outstanding warrants that are exercisable within 60 days of September 21, 2026 held by Mr. Porter, (iii) 18,617 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Mr. Porter, and (iv) 27,084 shares held indirectly by Mr. Porter through Three Curve Capital LP.

(7)	Includes (i) 62,876 shares held by AEV Esports, LLC, (ii) 31,250 shares held by Mr. Hamilton, and (iii) 7,659 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Mr. Hamilton. Mr. Hamilton is the President and Chief Executive Officer of AEV Esports, LLC, and may be deemed to share voting and dispositive control over the shares held by AEV Esports, LLC.

(8)	Includes (i) 47,726 shares held directly by Mr. Munoz and (ii) 63,813 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Mr. Munoz.

(9)	Includes (i) 39,488 shares held directly by Ms. Gorman, and (ii) 16,414 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Ms. Gorman.

(10)	Includes (i) 73,524 shares held directly by Ms. Tanawong and (ii) 93,697 shares issuable upon outstanding stock options exercisable within 60 days of September 21, 2026 held by Ms. Tanawong.

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OTHER INFORMATION

Stockholder Proposals

Stockholder Proposals for 2027 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2027 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is January 12, 2027 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2027 Annual Meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2027 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an Annual Meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. Among other things, in addition to the advance notice deadline for stockholder proposals or director nominations under Rule 14a-8 of the Exchange Act, our Bylaws provide that written notice of a meeting of stockholders shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote as of the record date for the meeting. Please refer to the full text of our Bylaws for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which were amended on April 10, 2026, and filed with the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 14, 2026. Copies of the Bylaws and the Bylaws amendment may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary, GameSquare Holdings, Inc. at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Where You Can Find More Information

Our financial statements for the fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at https://investors.gamesquare.com/financials and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Corporate Secretary, GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

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The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

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Appendix A

GAMESQUARE HOLDINGS, INC.

2026 STOCK INCENTIVE PLAN

Effective as of [___], 2026

ARTICLE 1

PURPOSE

1.1 Purpose. The purpose of this GameSquare Holdings, Inc. 2026 Stock Incentive Plan (the “Plan”) is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article 12.

ARTICLE 2

LEGACY AWARDS

2.1 Cessation of Future Grants Under 2024 Plan. Effective as of the Effective Date, no new awards shall be granted under the 2024 Plan. The 2024 Plan shall remain in effect solely to the extent necessary to administer the 2024 Plan Awards in accordance with this Article 2.

2.2 Continuation of 2024 Plan Awards. Each 2024 Plan Award that is outstanding immediately before the Effective Date shall continue in accordance with its terms and conditions and the terms and conditions of the 2024 Plan, as in effect immediately before the Effective Date, except as otherwise expressly provided in this Plan. The adoption of this Plan shall not, by itself, constitute an amendment, substitution, assumption, regrant, acceleration, cancellation or other modification of any 2024 Plan Award.

2.3 Share Reserve Treatment. For purposes of Sections 5.2 and 5.3, Shares subject to 2024 Plan Awards shall be treated as Shares subject to outstanding Awards under this Plan. If all or any portion of a 2024 Plan Award expires, lapses, terminates, is exchanged for or settled in cash, is surrendered, repurchased, cancelled without having been fully exercised, or is forfeited, in each case in a manner that results in the Company acquiring the Shares covered by such 2024 Plan Award at a price not greater than the price paid by the participant for such Shares or in no Shares being issued with respect to such 2024 Plan Award, the unused Shares covered by such 2024 Plan Award shall become available for issuance under the Share Reserve, subject to Section 5.3. Shares subject to a 2024 Plan Award that were subject to an Incentive Stock Option shall not become available for issuance as Incentive Stock Options under this Plan unless and to the extent permitted by Code Section 422 and applicable Treasury Regulations.

2.4 Pending Awards. Any equity award approved under the 2024 Plan before the Effective Date but not granted as of the Effective Date shall be granted only under this Plan, unless the Board or Administrator expressly determines in the approval action for that award that the award was granted under the 2024 Plan before the Effective Date.

ARTICLE 3

ELIGIBILITY

3.1 Eligibility. Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE 4

ADMINISTRATION AND DELEGATION

4.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards, and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines, and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

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4.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such committee or Committee and/or re-vest in itself any previously delegated authority at any time.

ARTICLE 5

STOCK AVAILABLE FOR AWARDS

5.1 Shares Available. Subject to adjustment under Article 9 and the terms of this Article 5, Awards may be made under the Plan from the Share Reserve described in Section 5.2. In addition, the following Shares shall be available for issuance pursuant to Section 5.3 and the other provisions of this Article 5: (i) 2,557,178 Shares of Common Stock that may be issued pursuant to the Plan (the “Plan Shares”); (ii) 1,046,264 Shares of Common Stock issuable pursuant to any 2024 Plan Award; (iii) Shares issuable pursuant to outstanding equity awards granted under the Engine Media Holdings, Inc. Amended and Restated Omnibus Equity Plan, which the Company previously assumed as successor in interest to Engine Media Holdings, Inc. (the “Prior Plan Shares”); and (iv) Shares issuable pursuant to outstanding equity awards granted under (a) the FaZe Holdings, Inc. 2022 Omnibus Incentive Plan and (b) the FaZe Clan Inc. Amended and Restated 2019 Equity Incentive Plan (collectively, the “FaZe Plan”) with respect to shares of FaZe Holdings, Inc., a Delaware corporation (“FaZe”), which were assumed by the Company and converted into equity awards in respect of Shares of Common Stock in connection with the Company’s acquisition of FaZe. As of the Effective Date, the Company will cease granting awards under the 2024 Plan, the Engine Plan and the FaZe Plan; provided, that outstanding awards granted thereunder will remain subject to their respective governing plan documents and applicable award agreements, except as otherwise expressly provided in this Plan. The Shares described in clauses (ii), (iii) and (iv) above shall be available solely for issuance upon settlement, exercise or vesting of the outstanding awards to which such Shares relate and shall not become available for grant as new Awards under this Plan to the extent any such outstanding award is forfeited, cancelled, terminated, expires unexercised, is settled in cash, or otherwise does not result in the issuance of all or a portion of the Shares subject thereto. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

5.2 Evergreen. Subject to adjustment pursuant to Article 9, the maximum aggregate number of Shares that may be issued pursuant to Awards under the Plan (the “Share Reserve”) shall equal twenty percent (20%) of the total number of Shares outstanding as of the applicable date of determination. For purposes of determining the number of Shares then available for issuance from the Share Reserve, the Share Reserve shall be reduced by the number of Shares subject to outstanding Awards, including 2024 Plan Awards pursuant to Section 2.3, FaZe Plan Awards, and Prior Plan Awards, and the number of Shares previously issued pursuant to Awards, in each case subject to Section 5.3. The Share Reserve shall automatically adjust from time to time to reflect changes in the number of outstanding Shares, without further action by the Board, the Administrator or the stockholders. Accordingly, the Share Reserve shall increase or decrease as the number of outstanding Shares increases or decreases; provided, however, that if a decrease in the number of outstanding Shares would result in the Share Reserve being reduced below the number of Shares subject to outstanding Awards granted under the Plan, including 2024 Plan Awards, FaZe Plan Awards, and Prior Plan Awards, the Share Reserve shall be reduced only to the extent necessary to ensure that sufficient Shares remain available under the Plan to satisfy all outstanding Awards, 2024 Plan Awards, FaZe Plan Awards, and Prior Plan Awards. Notwithstanding the foregoing, the Administrator may at any time establish a lower Share Reserve.

5.3 Share Recycling. If all or any part of an Award, 2024 Plan Award, FaZe Plan Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case in a manner that results in the Company acquiring Shares covered by such award at a price not greater than the price paid by the Participant for such Shares or not issuing any Shares covered by such award, the unused Shares covered by such award shall again become available for issuance under the Share Reserve in Section 5.2. To the extent that Shares subject to an Incentive Stock Option become available for future grants pursuant to this Section 5.3, such Shares shall also again become available under the ISO Share Limit in Section 5.4. Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award, 2024 Plan Award, FaZe Plan Award, or Prior Plan Award and/or to satisfy any applicable tax withholding obligation with respect to an Award, 2024 Plan Award, FaZe Plan Award, or Prior Plan Award (including Shares retained by the Company from the Award, 2024 Plan Award, FaZe Plan Award, or Prior Plan Award being exercised or purchased and/or creating the tax obligation) shall not again be made available for issuance or delivery under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Share Reserve.

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5.4 Incentive Stock Option Limitations. Subject to adjustment pursuant to Article 9, the maximum aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan shall be 1,500,000 Shares (the “ISO Share Limit”). The ISO Share Limit is a sublimit of, and not in addition to, the Share Reserve described in Section 5.2. Accordingly, Shares issued pursuant to Incentive Stock Options shall reduce both the ISO Share Limit and the Share Reserve. Shares subject to an Incentive Stock Option that expires, lapses, is terminated, is canceled or is forfeited without having been exercised shall again become available for issuance under the Share Reserve and, to the extent permitted by Code Section 422 and the Treasury Regulations promulgated thereunder, shall also again become available for issuance pursuant to Incentive Stock Options under this Section 5.4. Incentive Stock Options will be taken into account in the order in which they are granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the $100,000 limitation under Code Section 422(d) shall be applied in accordance with Code Section 422 and the Treasury Regulations promulgated thereunder. All Incentive Stock Options will be subject to and construed consistently with Code Section 422.

5.5 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock, or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Share Reserve (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Share Reserve (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

5.6 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan.

ARTICLE 6

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

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6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 6.6) or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

6.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, subject to the post-Termination of Service provisions of Section 10.4, provided that, subject to Section 6.6, the term of an Option or Stock Appreciation Right will not exceed ten (10) years. Notwithstanding the foregoing and unless determined otherwise by the Company, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.

6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 6.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 10.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

6.5 Payment Upon Exercise. Subject to Section 11.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their fair market value;

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their fair market value on the exercise date;

(e) to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(f) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

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6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option. The foregoing terms shall be incorporated into any Award Agreement evidencing an Option intended to be an Incentive Stock Option to the extent necessary to cause such Award to so qualify.

ARTICLE 7

RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1 General. The Administrator may grant Awards of Restricted Stock or Restricted Stock Units to any Service Provider, subject to such terms, conditions, vesting requirements, forfeiture provisions and other restrictions as the Administrator may determine and set forth in the applicable Award Agreement. Except as otherwise expressly provided in Section 10.4, upon a Participant’s Termination of Service, death or Disability, the treatment of any unvested Restricted Stock or Restricted Stock Units shall be governed by the applicable provisions of this Article 7 and the applicable Award Agreement.

7.2 Restricted Stock.

(a) Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, unless otherwise determined by the Administrator, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to a Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Effect of Termination of Service. Except as otherwise expressly provided in Section 10.4, upon a Participant’s Termination of Service, death or Disability, all unvested Shares of Restricted Stock shall immediately be forfeited or, if required to give effect to the Company’s rights under Applicable Laws or the applicable Award Agreement, shall be subject to repurchase by the Company at the applicable repurchase price specified in the Award Agreement. Each Award Agreement evidencing Restricted Stock shall contain provisions necessary to permit the Company to effect such forfeiture or repurchase.

7.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

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(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(c) Effect of Termination of Service. Except as otherwise expressly provided in Section 10.4, upon a Participant’s Termination of Service, death or Disability, all unvested Restricted Stock Units shall immediately terminate and be forfeited without consideration. Any vested Restricted Stock Units shall remain outstanding and shall be settled in accordance with the applicable Award Agreement and Section 11.6.

ARTICLE 8

OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS

8.1 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash, or other property, as the Administrator determines. Except as otherwise expressly provided in Section 10.4, upon a Participant’s Termination of Service, death or Disability, all unvested Other Stock or Cash Based Awards shall immediately terminate and be forfeited without consideration. Any vested Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid in accordance with the applicable Award Agreement and Section 11.6.

8.2 Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, unless otherwise determined by the Administrator, Dividend Equivalents with respect to an Award shall only be paid to a Participant to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.

ARTICLE 9

ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article 9, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable. For the avoidance of doubt, this Section 9.1 shall apply to 2024 Plan Awards only to the extent the corresponding adjustment authority existed under the 2024 Plan and the applicable 2024 Plan Award immediately before the Effective Date.

9.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, further, that Awards held by members of the Board will be settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);

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(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article 5 on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

The Administrator’s authority under this Section 9.2 with respect to a 2024 Plan Award shall be no greater than the corresponding authority under the 2024 Plan and the applicable 2024 Plan Award immediately before the Effective Date.

9.3 Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 9.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then the Administrator may provide that, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. An Award will be considered replaced with a comparable award if the Award is exchanged for an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of such Award in such Change in Control (as determined by the Administrator), even if such cash or other property payable with respect to the unvested portion of such Award remains subject to similar vesting provisions following such Change in Control. Notwithstanding the foregoing, the Administrator will have full and final authority to determine whether an Assumption of an Award has occurred in connection with a Change in Control. The provisions of this Section 9.3 shall apply to a 2024 Plan Award only to the extent consistent with the 2024 Plan and the applicable 2024 Plan Award.

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9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.

9.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article 9.

ARTICLE 10

GENERAL PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain Designated Beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

10.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan. Each Award Agreement shall be subject to Section 10.4 and, to the extent applicable, shall contain provisions implementing the vesting cessation, forfeiture, repurchase, exercise and settlement provisions of Section 10.4.

10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4 Termination of Service. Except as otherwise provided by the Administrator in an Award Agreement, upon a Participant’s Termination of Service, each Award shall be treated as provided in this Section 10.4. This Section 10.4 shall not modify the post-Termination of Service treatment of a 2024 Plan Award, which shall remain subject to the 2024 Plan and its applicable award agreement.

(a) Termination for Cause. Upon a Participant’s Termination of Service for Cause, all outstanding Awards, whether vested or unvested, shall immediately terminate and be forfeited as of the date of such Termination of Service; provided, however, that (i) any Shares of vested Restricted Stock that have previously been issued to the Participant shall remain outstanding, except to the extent otherwise expressly provided in the applicable Award Agreement or another written agreement between the Participant and the Company, and (ii) any Award that constitutes nonqualified deferred compensation subject to Section 409A shall be treated in a manner that complies with Section 409A.

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(b) Termination Other Than for Cause, Death, or Disability. If a Participant incurs a Termination of Service for any reason other than death, Disability or Cause:

i.	the vested and exercisable portion of each Option and Stock Appreciation Right may be exercised until the earlier of (A) the date that is three (3) months following such Termination of Service and (B) the expiration of the term of such Award;

ii.	the unvested portion of each Option and Stock Appreciation Right shall immediately terminate and be forfeited upon such Termination of Service;

iii.	the unvested portion of each Restricted Stock Award, Restricted Stock Unit Award, and Other Stock or Cash Based Award shall immediately terminate and be forfeited upon such Termination of Service, and the Company may exercise any repurchase right with respect to unvested Shares of Restricted Stock as provided in Section 7.1 and the applicable Award Agreement; and

iv.	each vested Restricted Stock Unit Award and vested Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid in accordance with its terms, subject to Section 11.6 and Applicable Laws.

Any vested and exercisable portion of an Option or Stock Appreciation Right that is not exercised within the period specified in this Section 10.4(b) shall automatically terminate and be forfeited upon expiration of such period.

(c) Disability. If a Participant incurs a Termination of Service as a result of the Participant’s Disability:

i.	the vested and exercisable portion of each Option and Stock Appreciation Right may be exercised until the earlier of (A) the date that is twelve (12) months following such Termination of Service and (B) the expiration of the term of such Award;

ii.	the unvested portion of each Option and Stock Appreciation Right shall immediately terminate and be forfeited upon such Termination of Service;

iii.	the unvested portion of each Restricted Stock Award, Restricted Stock Unit Award, and Other Stock or Cash Based Award shall immediately terminate and be forfeited upon such Termination of Service, and the Company may exercise any repurchase right with respect to unvested Shares of Restricted Stock as provided in Section 7.1 and the applicable Award Agreement; and

iv.	each vested Restricted Stock Unit Award and vested Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid in accordance with its terms, subject to Section 11.6 and Applicable Laws.

Any vested and exercisable portion of an Option or Stock Appreciation Right that is not exercised within the period specified in this Section 10.4(c) shall automatically terminate and be forfeited upon expiration of such period.

(d) Death. If a Participant dies while a Service Provider or during the period in which an Option or Stock Appreciation Right otherwise remains exercisable following the Participant’s Termination of Service:

i.	the vested and exercisable portion of each Option and Stock Appreciation Right may be exercised by the Participant’s Designated Beneficiary or, if none, the Participant’s estate, until the earlier of (A) the date that is twelve (12) months following the Participant’s death and (B) the expiration of the term of such Award;

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ii.	the unvested portion of each Option and Stock Appreciation Right shall immediately terminate and be forfeited upon the Participant’s death;

iii.	the unvested portion of each Restricted Stock Award, Restricted Stock Unit Award, and Other Stock or Cash Based Award shall immediately terminate and be forfeited upon the Participant’s death, and the Company may exercise any repurchase right with respect to unvested Shares of Restricted Stock as provided in Section 7.1 and the applicable Award Agreement; and

iv.	each vested Restricted Stock Unit Award and vested Other Stock or Cash Based Award shall remain outstanding and shall be settled or paid to the Participant’s Designated Beneficiary or estate, as applicable, in accordance with its terms, subject to Section 11.6 and Applicable Laws.

Any vested and exercisable portion of an Option or Stock Appreciation Right that is not exercised within the period specified in this Section 10.4(d) shall automatically terminate and be forfeited upon expiration of such period.

10.5 Withholding. Each Participant must pay the Company or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 11.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America); provided, however, to the extent such Shares were acquired by Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes; provided, further, that, any such Shares delivered or retained shall be rounded up to the nearest whole Share to the extent rounding up to the nearest whole Share does not result in the liability classification of the applicable Award under generally accepted accounting principles in the United States of America. If any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

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10.6 Amendment of Award; Repricing; Backdating. The Administrator may amend, modify, or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article 9 or pursuant to Section 11.6. Notwithstanding anything in this Plan to the contrary, except as provided under Article 9, the Administrator may not (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise or grant price of such outstanding Options or Stock Appreciation Rights; (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise or grant price that is less than the exercise price of the original Options or Stock Appreciation Rights; or (iii) cancel outstanding Options or Stock Appreciation Rights with an exercise or grant price above the current Fair Market Value in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or Stock Appreciation Right with a grant date that is effective prior to the date the Administrator takes action to approve such Award. This Section 10.6 shall apply to a 2024 Plan Award only to the extent consistent with the 2024 Plan and the applicable 2024 Plan Award.

10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

10.8 Minimum Vesting; Acceleration. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than Cash Based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash obligations, and (iii) Awards to Directors who are not Employees that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable. This Section 10.8 shall not modify the vesting terms of a 2024 Plan Award.

10.9 Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, at its discretion, that any Award may be settled in cash, Shares or a combination thereof.

10.10 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

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ARTICLE 11

MISCELLANEOUS

11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.

11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

11.3 Effective Date and Term of Plan. The Plan will become effective on [___], 2026 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Unless earlier terminated by the Board, the Plan will remain in effect until the tenth anniversary of the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan; provided, that Awards and 2024 Plan Awards previously granted may extend beyond that date in accordance with their terms. No Award may be granted under the Plan after that tenth anniversary.

11.4 Amendment and Termination of Plan. The Administrator may amend, suspend, or terminate the Plan at any time; provided that no amendment, other than an increase to the Share Reserve, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. For the avoidance of doubt, no amendment, suspension or termination of this Plan shall materially and adversely affect a 2024 Plan Award without the holder’s consent, except as required by Applicable Laws or as permitted by the 2024 Plan and the applicable 2024 Plan Award.

11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations, or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

11.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties, or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

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(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six (6)-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six (6)-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six (6) months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

11.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

11.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty (180) days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

11.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.9 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering, and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address, and telephone number; birthdate; social security number, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration, and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 11.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

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11.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company or any Subsidiary that the Administrator has approved, the Plan will govern; provided, however, that an Award Agreement or other written agreement may expressly provide that a specific provision of the Plan will not apply, except that no Award Agreement or other written agreement may modify, waive or override Section 10.4 without the prior written approval of the Board specifically referencing this Section 11.11. With respect to a 2024 Plan Award, the 2024 Plan and the applicable 2024 Plan Award agreement shall govern except to the extent this Plan expressly provides otherwise.

11.12 Governing Law; Venue; Waiver of Jury Trial. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of the Plan or any Award hereunder in the courts of the State of Delaware or the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

11.13 Clawback Provisions. All compensation received by Participants, including pursuant to Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to reduction, cancellation, forfeiture and/or recoupment to the extent necessary to comply with (a) any clawback, forfeiture or other similar policy adopted by the Company (each, a “Policy”), and (b) any other clawback, recoupment, forfeiture or similar policies or provisions applicable to a Participant or required under Applicable Law (collectively, the “Recovery Arrangements”), notwithstanding any other agreement to the contrary. No recovery of compensation under any Recovery Arrangements will be an event that triggers or contributes to any right of a Participant to resign for “good reason” (or similar term) under the Plan or any Award Agreement or any other agreement with the Company or a Subsidiary or affiliate. By accepting an Award, each Participant will be deemed to have agreed that he or she is not entitled to indemnification in connection with any enforcement of the Recovery Arrangements and to have waived any rights to such indemnification under the Company’s organizational documents or otherwise. By accepting an Award, each Participant agrees to take all required action in a reasonably prompt manner, as applicable, to enable the enforcement of the Recovery Arrangements. The Administrator may condition a Participant’s receipt of an Award on such Participant’s execution of an acknowledgment pursuant to which such Participant will agree to be bound by the terms of, and comply with, the Recovery Arrangements and this Section 11.13.

11.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if there is any conflict, the Plan’s text, rather than such titles or headings, will control.

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11.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

11.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

11.17 Plan Language. The official language of the Plan shall be English. To the extent that the Plan or any Award Agreements are translated from English into another language, the English version of the Plan and Award Agreements will always govern, in the event that there are inconsistencies or ambiguities which may arise due to such translation.

11.18 Applicable Currency. The Award Agreement shall specify the currency applicable to such Award. The Administrator may determine, in its sole discretion, that an Award denominated in one currency may be paid in any other currency based on the prevailing exchange rate as the Administrator deems appropriate. A Participant may be required to provide evidence that any currency used to pay the exercise price of any Award were acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. In the absence of a designation in an Award Agreement, the currency applicable to an Award shall be U.S. Dollars.

ARTICLE 12

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

12.1 “2024 Plan” means the GameSquare Holdings, Inc. Amended and Restated 2024 Stock Incentive Plan, as amended on March 12, 2025, and as in effect immediately before the Effective Date.

12.2 “2024 Plan Award” means an equity award that was granted under the 2024 Plan and is outstanding immediately before the Effective Date.

12.3 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

12.4 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

12.5 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards. For the avoidance of doubt, “Award” does not include a 2024 Plan Award, FaZe Plan Award, or Prior Plan Award, except where this Plan expressly provides otherwise.

12.6 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

12.7 “Board” means the Board of Directors of the Company.

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12.8 “Cause” means the termination of a Participant’s service with the Company or a Subsidiary as a result of the occurrence of one or more of the following events, except as otherwise expressly provided in the applicable Award Agreement: misconduct, negligence, dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its Subsidiaries; disclosure of trade secrets, client information or other confidential information; breach of the provisions of an agreement, covenant or other obligation with the Company or a Subsidiary, including without limitation an employment agreement or a non-disclosure or confidentiality agreement; material mismanagement in the performance of his or her duties; willful failure to execute or comply with the major policies of the Company or a Subsidiary or his or her stated duties; any other willful misconduct which is materially injurious to the financial condition or business reputation of the Company or any of its Subsidiaries; material breach of a written policy of the Company or a Subsidiary or the laws or rules of any governmental or regulatory body applicable to the Company or a Subsidiary; and conviction of, or plea of nolo contendere to, any felony or another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or a Subsidiary or otherwise impair or impede its operations. If Participant is a party to an employment or service agreement with the Company or its Subsidiaries and such agreement provides for a definition of Cause, the definition therein contained shall constitute “Cause” for purposes of this Plan in addition to the above definition. The determination of a Participant’s termination for “Cause” shall be made in the sole and absolute discretion of the Board.

12.9 “Change in Control” means the occurrence of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (except for a merger or consolidation with an entity controlled by the stockholders of the Company), (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise or (iv) the adoption of a plan of dissolution or liquidation of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described above with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

12.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

12.11 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

12.12 “Common Stock” means the common stock of the Company.

12.13 “Company” means GameSquare Holdings, Inc., a corporation organized under the laws of the State of Delaware, and any successor thereto.

12.14 “Consultant” means any consultant or advisor engaged by the Company or any of its Subsidiaries to render services to such entity, in each case that can be granted an Award that is eligible to be registered on a Form S-8 Registration Statement.

12.15 “Data” has the meaning set forth in Section 11.9.

A-16

12.16 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

12.17 “Director” means a Board member.

12.18 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

12.19 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

12.20 “Effective Date” has the meaning set forth in Section 11.3.

12.21 “Employee” means any employee of the Company or its Subsidiaries.

12.22 “Equity Restructuring” means a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

12.23 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

12.24 “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) in the absence of an established market for the Common Stock, the Administrator may determine the Fair Market Value in its discretion.

12.25 “FaZe Plan” collectively, the FaZe Holdings, Inc. 2022 Omnibus Incentive Plan and the FaZe Clan Inc. Amended and Restated 2019 Equity Incentive Plan, under which GameSquare assumed certain FaZe outstanding equity awards pursuant to the Agreement and Plan of Merger, dated October 19, 2023.

12.26 “FaZe Plan Award” means an award outstanding under the FaZe Plan, which was converted, in accordance with the terms of the Agreement and Plan of Merger dated October 19, 2023, into awards relating to GameSquare Common Stock.

12.27 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

12.28 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

12.29 “ISO Share Limit” has the meaning set forth in Section 5.4.

12.30 “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.

A-17

12.31 “Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.

12.32 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article 8.

““

12.33 “Participant” means a Service Provider who has been granted an Award or, solely when the context requires, a holder of a 2024 Plan Award, FaZe Plan Award, or Prior Plan Award.

12.34 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

12.35 “Plan” means this GameSquare Holdings, Inc. 2026 Stock Incentive Plan, as it may be amended from time to time.

12.36 “Prior Plan” means the Engine Media Holdings, Inc. Amended and Restated Omnibus Equity Plan, which the Company previously assumed as successor in interest to Engine Media Holdings, Inc.

12.37 “Prior Plan Award” means an award outstanding under the Prior Plan.

12.38 “Restricted Stock” means Shares awarded to a Participant under Article 7 subject to certain vesting conditions and other restrictions.

12.39 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article 7 subject to certain vesting conditions and other restrictions.

12.40 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

12.41 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

A-18

12.42 “Securities Act” means the U.S. Securities Act of 1933, as amended.

12.43 “Service Provider” means an Employee, Consultant or Director.

12.44 “Share Reserve” has the meaning set forth in Section 5.2.

12.45 “Shares” means shares of Common Stock.

12.46 “Stock Appreciation Right” means a stock appreciation right granted under Article 6.

12.47 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

12.48 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

12.49 “Termination of Service” means the date the Participant ceases to be a Service Provider. A Participant’s status as a Service Provider shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided there is no interruption or termination of Participant’s continuous status as a Service Provider. The Administrator, in its sole discretion, may determine whether continuous service as a Service Provider shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

* * * * *

A-19

GAMESQUARE

Computershare
320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

SNKQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

**Security Class**
**COMMON SHARES**

**Holder Account Number**
C9999999999 IND

Fold

## This Form of Proxy is solicited by and on behalf of Management.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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**Proxies submitted must be received by 12:00 pm, Central Time, on October 20, 2026.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**To Receive Documents Electronically**

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

**To Virtually Attend the Meeting**

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER** **23456 78901 23456**

SNKQ_PRX_388130/000001/000001/i

SAM SAMPLE

C9999999999

IND C07

## Appointment of Proxyholder

**I/We being holder(s) of securities of GameSquare Holdings, Inc. (the "Company") hereby appoint:** Mike Munoz, or failing him, John Wilk, General Counsel (the "Management Nominees")

**OR**

**Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.**

**Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Gamesquare and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Company to be held online at https://meetnow.global/MDS5HNF on October 22, 2026 at 12:00 pm, Central Time and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

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## Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
**If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.**

**Signature(s)**

Signing Capacity

**Date**

DD / MM / YY

S N K Q 3 8 8 1 3 0 1 A P R A R 0 9 9 9 9 9

GAMESQUARE

Computershare
320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

SNKQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

**Security Class**
**COMMON SHARES**

**Holder Account Number**
C9999999999 IND

Fold

## This Form of Proxy is solicited by and on behalf of Management.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

**Proxies submitted must be received by 12:00 pm, Central Time, on October 20, 2026.**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**312-588-4290 Direct Dial**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**To Receive Documents Electronically**

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

**To Virtually Attend the Meeting**

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 23456 78901 23456**

SNKQ_PRX_388130/000002/000002/i